                                                     OPPENHEIMER REAL ESTATE FUND
                                                   Supplement dated August 31, 2007
                                                to the Prospectus dated August 27, 2007

This supplement amends the Prospectus dated August 27, 2007.

The Prospectus is revised by deleting the section titled "Advisory Fees" on page 15 in its entirety and replacing it with the following:

   Advisory Fees.  Under the investment advisory agreement, prior to September 1, 2007 the Fund pays the Manager an advisory fee at an annual rate of 1.00% of average daily net assets of the Fund. Effective September 1, 2007, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 1.00% of the first
           $1.0 billion of average annual net assets of the Fund, and 0.80% of average annual net assets over $1.0 billion.

           The Manager has agreed to waive its management fees and/or reimburse expenses such that total annual operating expenses for Class A, Class B, Class C, Class N and Class Y shares, respectively, do not exceed 1.50%, 2.25%,
           2.25%, 1.75% and 1.25%, respectively, of average daily net assets. These undertakings are voluntary and may be amended or withdrawn at any time. The Fund's management fee for its fiscal year ended April 30, 2007 was 1.00% of average annual net assets for each class of shares.

August 31, 2007                                                                 PS0590.013